Exhibit 10.10
FIRST AMENDMENT TO EQUIPMENT SUPPLY CONTRACT
This First Amendment to Equipment Supply Contract (this “Amendment”) is entered into as of March 6th, 2026 (the “Amendment Effective Date”), by and between:
Wärtsilä North America, Inc., a Maryland corporation (“Supplier”), and
Saulsbury Industries, Inc., a Texas corporation (“Buyer”).
Supplier and Buyer are referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into that certain Equipment Supply Contract dated December 15, 2025 (the “Agreement”) relating to the Project;
WHEREAS, the Agreement the Agreement includes a Milestone Payment Schedule setting forth the timing of Milestone Payments;
WHEREAS, Supplier acknowledges that the Project is being partially financed through the Texas Energy Fund (“TEF”) loan program, and that the expected timing for execution and closing of such financing has been delayed beyond the Parties’ original expectations, requiring a corresponding adjustment to the payment timing of certain Milestone Payments under this Agreement;
WHEREAS, the Project financing under the TEF loan program is now expected to close on or before June 30, 2026; and
WHEREAS, the Parties desire to amend the timing of Milestones 2, 3, 4 and 5 to align such payments with the earlier of (i) execution of the respective credit agreement under the TEF loan program for the Project, or (ii) June 30, 2026.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:
1. Defined Terms
Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings given to them in the Agreement.
2. Amendment to Exhibit 2 (Milestone Payment Schedule)
Exhibit 2 to the Agreement is hereby deleted in its entirety and replaced with the following:
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“Exhibit 2 – Milestone Payment Schedule

Milestone #	Invoice submission date	Payment Milestone	Percentage of Contract Price or Specific Amount	Requisite Document(s)
-	0	Signed Contract	0%
MS 1	0	Notice to Proceed & Down Payment	15%	Invoice
MS 2	March 20, 2026*	Purchase of Modules & EGM Steel Structure	USD1,200,000	Invoice
MS 3	April 29 - June 30, 2026*	Purchase of engines and generators	15%	Copy of unpriced purchase orders and invoice
MS 4	April 29 - June 30, 2026*	Basic Engineering deliverable submitted	20%	Basic Engineering submittal list for Mechanical & Electrical and invoice
MS 5	April 29 - June 30, 2026*	Purchase of Major Auxiliaries (SCR, EAM & EGM)	25%, minus USD 1,200,000	Copy of unpriced purchase orders and invoice
MS 6	October 2026	Engines ready to ship	5%	Packing List and invoice
MS 7	April 6, 2027	Delivery of Gensets on foundation	10%	Site Certificate or Photographs and invoice
MS 8	March 10, 2028	Provisional Acceptance	10%	Provisional Acceptance Certificate and invoice
* These are the dates when payment must be received by Supplier.
Note: The Milestone Payments with June 30, 2026 due date shall become due and payable on the earlier of: (i) the execution of the respective credit agreement under the Texas Energy Fund loan program by Owner related to the Project, as notified by Buyer to Supplier; or (ii) June 30, 2026.”
3. No Other Waiver or Modifications
Except as expressly set forth hereby, nothing in this Amendment shall constitute a waiver of any other provision of the Agreement and all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.
4. Governing Law
This Amendment shall be governed by and construed in accordance with the same governing law specified in the Agreement.
5. Counterparts
This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.
SUPPLIER:
Wärtsilä North America, Inc.
By: /s/ Milton Dasgupta
Name: Milton Dasgupta
Title: Senior Project Manager

BUYER:
Saulsbury Industries, Inc.
By: /s/ Jimmy Matthews
Name: Jimmy Matthews
Title: COO

ACKNOWLEDGED AND ACCEPTED IN ACCORDANCE WITH THE EPC AGREEMENT, BY:
EMPower USA, LLC
By: /s/ Daniel Gutiérrez Méndez
Name: Daniel Gutiérrez Méndez
Title: Manager

By: /s/ Juan Bautista Guichard Cortina
Name: Juan Bautista Guichard Cortina
Title: Manager

[SIGNATURE PAGE OF THE FIRST AMENDMENT TO EQUIPMENT SUPPLY CONTRACT, ENTERED INTO BY AND BETWEEN WÄRTSILÄ NORTH AMERICA, INC. AND SAULSBURY INDUSTRIES, INC., DATED MARCH 6, 2026]
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